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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 29, 2009

                               CNB Financial Corp.
                               -------------------
             (Exact name of registrant as specified in its charter)

        Massachusetts                   0-51685              20-3801620
        -------------                   -------              ----------
(State or other jurisdiction of       (Commission           (IRS Employer
 incorporation or organization)       File Number)         Identification No.)

              33 Waldo Street, PO Box 830, Worcester, MA 01613-0830
              -----------------------------------------------------
               (Address of principal executive offices) (Zip Code)

                                 (508) 752-4800
                                 --------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 7.01       REGULATION FD DISCLOSURE.
                ------------------------

         On May 29, 2009, CNB Financial Corp., the holding company for Commonwealth National Bank, announced that it plans to begin discussions with United Financial Bancorp, Inc. regarding United Financial Bancorp's unsolicited acquisition proposal. CNB Financial will also commence discussions with an additional bank that also made an unsolicited acquisition proposal. The press release announcing the commencement of discussions is included as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.
                ---------------------------------

         (d)    Exhibits

                Number            Description
                ------            -----------

                99.1              Press release dated May 29, 2009


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      CNB Financial Corp.



Date: May 29, 2009                    By: /s/ Charles R. Valade
                                          --------------------------------------
                                          Charles R. Valade
                                          President and Chief Executive Officer